SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): June 15, 2001

BAY VIEW SECURITIZATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	333-16233		93-1225376
(State or other jurisdiction of	(Commission File No.	)	(I.R.S. Employer Identification No.)
incorporation or organization)

c/o Bay View Bank
1840 Gateway Drive San Mateo, California 94404
(Address of principal executive offices) (Zip Code)

(650) 294-7714
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro forma Financial Information and Exhibits

          Exhibit 99.1    Monthly Servicer’s Reports dated May 31, 2001

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 1999 LG-1 AUTO TRUST
BAY VIEW 2000 LJ-1 AUTO TRUST

BY: BAY VIEW SECURITIZATION CORPORATION
ORIGINATOR OF TRUST

Dated: June 15, 2001
/s/ MICHAEL J. LA ORANGE
By:
Michael J. LaOrange
Vice President